© Fifth Third Bank | All Rights Reserved 2Q10 Earnings Conference Call July 22, 2010 Please refer to earnings release dated July 22, 2010 for further information. Exhibit 99.2

© Fifth Third Bank | All Rights Reserved
Cautionary statement
This report may contain statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities
Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as
“believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,”
“should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K and our most recent quarterly report on Form 10-Q. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-
looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies;
(13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged;
(14) ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one or more acquired entities; (20) difficulties in separating Fifth Third Processing Solutions from Fifth Third; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (22) ability to secure confidential information through the use of computer systems and telecommunications networks; and (23) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.

© Fifth Third Bank | All Rights Reserved
2Q10 in review
• Net income of $192 million
versus 1Q10 net loss of $10
million
• Pre-provision net revenue of
$567 million consistent with
1Q10
• Average core deposits up
$582 million, or 1%
sequentially
– Average transaction
deposits up $1.3 billion, or
2% sequentially
• Strong capital ratios:
– Tier 1 common 7.22%
– Leverage ratio 12.21%
– Tier 1 ratio 13.75%
– Total capital ratio 18.11%
• Extended $20 billion of new
and renewed credit
Strong operating trends
• Net charge-offs declined 25%
sequentially (lowest level since
2Q08)
• Nonperforming assets declined
5% and nonperforming loans
declined 8% sequentially
(lowest levels since the first
half of 2009)
– Total delinquencies
declined 17% sequentially
(lowest level since 2Q07)
• Loan loss allowance of 4.85%,
146% of nonperforming loans
and leases and more than two
times annualized 2Q10 net
charge-offs
• Realized credit losses have
been significantly below SCAP
scenarios
Significant improvements in credit
• Focusing on credit
quality, portfolio
management and loss
mitigation strategies
• Executing on customer
satisfaction initiatives and
improving customer
loyalty
• Enhancing breadth and
profitability of offerings
and relationships
• Becoming an employer of
choice in the industry by
continuing to enhance the
employee engagement
Actions driving progress

© Fifth Third Bank | All Rights Reserved
Financial summary
• 2Q10 earnings per share of $0.16 driven by strong core performance and improving credit trends
– Pre-provision net revenue* of $567M consistent with prior quarter
– 2Q10 net charge-offs of $434M versus $582M in 1Q10; 2Q10 net charge-off ratio of 2.26%, down 75 bps sequentially
• Sequential declines in net interest income and net interest margin impacted by difficult environment for asset generation
– Average core deposits grew 1% compared with the prior quarter and 12% versus 2Q09
• Fee income $620M; $38M decline in mortgage banking net revenue otherwise offset by other strong fee income performance
• FTPS gain of $1.8B in 2Q09 noninterest income results
Actual
Seq. YOY
($ in millions) 2Q09 1Q10 2Q10 $ % $ %
Average Balances
Commercial loans $48,674 $45,169 $44,331 ($838) (2%) ($4,343) (9%)
Consumer loans
32,899 33,212 32,642 (570) (2%) (257) (1%)
Total loans & leases (excluding held-for-sale) $81,573 $78,381 $76,973 (1,408) (2%) (4,600) (6%)
Core deposits
$68,727 $76,262 $76,844 $582 1% $8,117 12%
Income Statement Data
Net interest income (taxable equivalent) $836 $901 $887 ($14) (2%) $51 6%
Provision for loan and lease losses 1,041 590 325 (265) (45%) (716) (69%)
Total noninterest income 2,583 627 620 (7) (1%) (1,963) (76%)
Total noninterest expense 1,021 956 935 (21) (2%) (86) (8%)
Net Income (loss) $882 ($10) $192 $202 NM ($690) (78%)
Diluted earnings after preferred dividends $856 ($72) $130 $202 NM ($726) (85%)
Pre-provision net revenue* $2,393 $568 $567 ($1) - ($1,826) (76%)
Earnings per share, basic $1.35 ($0.09) $0.16 $0.25 NM ($1.19) (88%)
Earnings per share, diluted $1.15 ($0.09) $0.16 $0.25 NM ($0.99) (86%)
Net charge-off ratio 3.08% 3.01% 2.26% (75bps) (25%) (82bps) (27%)
Net interest margin 3.26% 3.63% 3.57% (6bps) (2%) 31bps 10%
* Pre-provision net revenue (PPNR): net interest income plus noninterest income minus noninterest expense

4.0%
3.5%
3.0%
2.5%
2.0%
$836
$874
$882
$901
$887
3.26%
3.43%
3.55%
3.63%
3.57%
$950
$850
$750
$650
$550
$450
($Ms)
2Q09
3Q09
4Q09
1Q10
2Q10
Net Interest Income (right axis)
PAA*
NIM

5.0%
4.0%
3.0%
2.0%
1.0%
400
300
200
100
0
2Q09
3Q09
4Q09
1Q10
2Q10
Spread (right axis)
Asset yield
Liability rate

© Fifth Third Bank | All Rights Reserved
Net interest income
NII and NIM (FTE)
• Sequential trends in net interest income and net
interest margin (FTE) reflect weak loan demand
and impact of excess liquidity held in cash
equivalents
– NII down $14 million, or 2%, sequentially
and up $51 million, or 6%, year-over-year
– NIM down 6 bps sequentially and up 31
bps year-over-year
• Expect improved NII and NIM in 2H10 from CD
maturities, better loan spreads, and public funds
deposit runoff
* Represents purchase accounting adjustments included in net interest income.
• Yield on interest-earning assets down 11 bps
sequentially and year-over-year
– Average loan and lease yield down 1 bp
sequentially and up 15 bps versus prior year
• Cost of interest-bearing liabilities down 6 bps
sequentially and 44 bps versus prior year
(bps)
Yields and rates

FIFTH THIRD BANK

Average loan growth ($B)^

(2%) QoQ; (6%) YoY
82
80
78
78
77
33
33
32
33
33
49
48
45
45
44
2Q09
3Q09
4Q09
1Q10
2Q10
Commercial Loans
Consumer Loans

Average core deposit growth ($B)

+1% QoQ; +12% YoY
69
70
72
76
77
16
17
16
15
15
36
36
38
43
43
17
17
18
19
19
2Q09
3Q09
4Q09
1Q10
2Q10
Demand
IBT/Savings/MMDA
Consumer CD/Core foreign

Average wholesale funding ($B)

(6%) QoQ; (40%) YoY
31
26
22
20
19
11
10
10
11
11
8
6
4
2
2
12
10
8
7
6
2Q09
3Q09
4Q09
1Q10
2Q10
LT debt
ST borrowings
Non-core deposits

© Fifth Third Bank | All Rights Reserved
Balance sheet:
Continued growth in core funding
• Extended $20B of new and renewed credit in 2Q10
• CRE loans down 4% sequentially and 14% from the previous year
• C&I loans were flat sequentially and down 7% from the previous year largely due to lower line utilization and soft demand
• Consumer loans down 2% sequentially and 1% from the previous year
• Warehoused residential mortgage loans held-for-sale were $2.0 billion at quarter end
• Core deposit to loan ratio of 100%, up from 84% in 2Q09
• Everyday Great Rates strategy continues to drive core deposit growth
– DDAs up 3% sequentially and 16% year-over-year
– Retail transaction deposits up 5% sequentially and 12% from the previous year, driven by growth in savings, interest checking, and demand deposit balances
– Commercial transaction deposits down 2% sequentially and up 41% from the previous year
• Reduced wholesale funding by $1.2 billion sequentially and $12.4 billion from the previous year
– Non-core deposits down 10% sequentially and 45% from the previous year
– Short term borrowings up 4% sequentially and down 80% from the previous year
– Long-term debt down 5% sequentially and 2% from the previous year
• Portion of excess core funding invested in agency mortgage-backed securities
(balance sheet hedges added to mitigate interest rate risk)
^ Excludes loans held-for-sale
Note: Numbers may not sum due to rounding

© Fifth Third Bank | All Rights Reserved
Actual Seq. YOY
($ in millions) 2Q09 1Q10 2Q10 $ % $ %
Service charges on deposits $162 $142 $149 $7 5% ($13) (8%)
Corporate banking revenue 93 81 93 12 14% - -
Mortgage banking revenue 147 152 114 (38) (25%) (33) (23%)
Investment advisory services 79 91 87 (4) (4%) 8 10%
Card and processing revenue 243 73 84 11 15% (159) (65%)
Gain on sale of processing business 1,764 - - - NM (1,764) (100%)
Other noninterest income 49 74 85 11 15% 36 75%
Securities gain (losses), net 5 14 8 (6) (43%) 3 60%
Securities gains, net -
non-qualifying hedges on MSRs 41 - - - NM (41) (100%)
Noninterest income $2,583 $627 $620 ($7) (1%) ($1,963) (76%)
Stable income in difficult environment
• Noninterest income of $620M declined $7M, or 1%, compared with 1Q10, impacted by lower mortgage banking net revenue and credit-related costs
– Sequential strength in card and processing revenue (+15%), corporate banking revenue (+14%), and deposit service charges (+5%)
• Year-over-year decline driven by $1.8B gain from the completion of the processing business sale in 2Q09
• OREO write-downs, negative fair value adjustments, and gains/losses on loan sales recorded in other noninterest income continue to negatively impact noninterest income:
Noninterest income
Actual
($ in millions)
2Q09 1Q10 2Q10
Gain / (loss) on sale of loans $11 $25 $6
Commercial loans HFS FV adjustment (6) (9) (7)
Gain / (loss) on sale of OREO properties (13) (16) (13)
Total credit-related revenue ($8) ($1) ($14)
Note: Numbers may not sum due to rounding

© Fifth Third Bank | All Rights Reserved
Well-controlled expenses
Noninterest expense
Actual Seq. YOY
($ in millions) 2Q09 1Q10 2Q10 $ % $ %
Salaries, wages and incentives $346 $329 $356 $27 8% $10 3%
Employee benefits 75 86 73 (13) (15%) (2) (3%)
Net occupancy expense 79 76 73 (3) (4%) (6) (8%)
Technology and communications 45 45 45 - - - (1%)
Equipment expense 31 30 31 1 3% - -
Card and processing expense 75 25 31 6 28% (44) (58%)
Other noninterest expense 370 365 326 (39) (11%) (44) (12%)
Noninterest expense $1,021 $956 $935 ($21) (2%) ($86) (8%)
• Noninterest expense of $935M declined $21M, or 2%, compared with 1Q10, impacted by lower credit-related costs
– Growth in salaries, wages, and incentives due to higher levels of production and investment in sales force expansion
• Year-over-year decline driven by lower payments processing expense related to the processing business sale in
2Q09
• Improvement in problem asset work-out expenses recorded in other noninterest expense due to lower repurchase expenses:
Actual
($ in millions)
2Q09 1Q10 2Q10
Make whole losses & recourse reserve $10 $39 $18
Provision for unfunded commitments 9 9 (6)
Derivative valuation adjustments 2 8 9
OREO expense 4 6 7
Other work-out related expenses 32 29 26
Total credit-related operating expenses $57 $91 $55
Note: Numbers may not sum due to rounding

8%
7%
6%
5%
4%
3%
2%
1%
0%
6.6%
6.7%
6.5%
6.4%
6.6%
2Q09
3Q09
4Q09
1Q10
2Q10

8%
7%
6%
5%
4%
3%
2%
1%
0%
6.9%
7.0%
7.0%
7.0%
7.2%
2Q09
3Q09
4Q09
1Q10
2Q10

14%
12%
10%
8%
6%
4%
2%
0%
12.9%
13.2%
13.3%
13.4%
13.8%
9.5%
9.8%
9.9%
10.0%
10.4%
2Q09
3Q09
4Q09
1Q10
2Q10
Tier 1 Capital Ratio ex-TARP
Tier 1 Capital Ratio

20%
15%
10%
5%
0%
17.0%
17.4%
17.5%
17.6%
18.1%
13.6%
14.0%
14.1%
14.2%
14.7%
2Q09
3Q09
4Q09
1Q10
2Q10
Total RBC ratio ex-TARP
Total RBC ratio

© Fifth Third Bank | All Rights Reserved
Strong capital position
^ Tangible common equity ratio excludes unrealized securities gains/losses after-tax.
Capital ratios remained strong during the quarter and increased from prior quarter and prior year.
Tangible common equity ratio^ Tier I common equity
Tier I capital ratio
Total risk-based capital ratio

© Fifth Third Bank | All Rights Reserved
Potential impact of key elements of Dodd-Frank Act
and other recent financial legislation*
Scope of activity Potential impact**
Volcker Rule/
Derivatives
• Vast majority of derivatives activities are exempted
(FITB generally not a market maker)
• Any proprietary trading de minimis
• “PE” Fund investments <$100M (<1% of Tier 1 capital)
• Expect minimal financial impact from loss of existing
revenue
• Potentially higher compliance costs despite small levels
of non-exempt activities
Debit
Interchange
(Durbin
Amendment)
•
LTM^
debit interchange revenue of $190M
• LTM debit interchange $ volume: $15B
– Signature $11.6B, PIN $3.4B
– Signature 328M, PIN 84M
• Will not know what “reasonable” and “proportional” mean
until after Fed study
• Each 10 bps reduction in overall interchange rates would
represent ~$15M revenue impact annually, before effect
of mitigation
• Additional follow-on effects on industry debit card
payments business could result from changes
Deposit
Insurance
• Current assessed base (Deposits): $80B
• Proposed assessed base (Assets-TE): $97B
• FITB percentage share of new industry assessment
base lower than its percentage share of old base (due
to lower reliance on wholesale funding)
• Don’t know assessment rates on new base
• DIF reserve target increase to 1.35% from 1.15%
– May be achieved from banks >$50B through higher
annual assessments or longer period of elevated
assessments
Reg. E
• Requires customers to “opt-in” to allow non-recurring
electronic overdrafts (e.g. debit, ATM) from accounts
• Estimated ~$20M per quarter ($80M annualized)
reduction to deposit service charges, before effect of
mitigation
Potential impact of these and other elements of financial regulatory reform, such as CFPA activities and many other aspects, are unknown at this time
TRUPs exclusion
(Collins
Amendment)
• 280 bps of non-common Tier 1 capital in capital
structure
• >300 bps of non-common Tier 1 currently
– Potentially more than may be needed post-Basel III
• 3-year transition period begins 2013
• Will manage capital structure to desired composition
*   Based on current understanding of legislation.
** Potential impact, as noted above, is not intended to be inclusive of all potential impacts that may result from implementation of legislation. Please refer also to cautionary statement.
^  LTM = last twelve months
• LTM debit interchange transaction volume: 412M

© Fifth Third Bank | All Rights Reserved
Fifth Third – Traditional Banking Model
Fifth Third’s business model is not oriented toward capital markets activities, trading, or other systemic or interconnected risks
— $100B in assets, primarily core funded rather than wholesale; <1% U.S. banking assets
Volcker Rule and derivatives legislation should have minimal effect on revenues and activities
— Didn’t/don’t originate/sell CDOs
— Didn’t/don’t originate/sell subprime mortgages or Option ARMs
— De minimis market making in derivatives
— De minimis proprietary trading
— Small private equity portfolio <$100M (holding company subsidiary)
— Loss in Lehman bankruptcy less than $2M (interconnectedness)
— Daily VaR less than $500 thousand
Business model largely that of pre-Gramm-Leach-Bliley Act banking company

FIFTH THIRD BANK

Down 43%
$800
$700
$600
$500
$400
$300
$200
$100
$0
284
342
256
500
240
468
240
342
209
225
2Q09
3Q09
4Q09
1Q10
2Q10
Commercial
Consumer

Card 10%
Other consumer 0%
C&I 24%
Auto 5%
Home equity 14%
Coml mortgage 18%
Residential mortgage 19%
Coml lease 0%
Coml const. 10%

FL 24%
MI 26%
Other / National 13%
OH 15%
NC 2%
TN 3%
KY 4%
IL 9%
IN 4%

Broad-based improvement in charge-off trends
Net charge-offs by loan type
Net charge-offs by geography
* NPAs exclude loans held-for-sale.
$ %
Florida $106 24%
Michigan 111 26%
Subtotal $217 50%
Other 217 50%
Total $434 100%
Actual
Seq. YOY
($ in millions) 2Q09 1Q10 2Q10 $ % $ %
C&I $177 $161 $104 ($57) (35%) ($73) (41%)
Commercial mortgage 85 99 78 ($21) (21%) ($7) (8%)
Commercial construction 79 78 43 ($35) (45%) ($36) (46%)
Commercial lease 1 4 - NM NM NM NM
Commercial $342 $342 $225 ($117) (34%) ($117) (34%)
Residential mortgage loans 112 88 85 ($3) (3%) ($27) (24%)
Home equity 88 73 61 ($12) (16%) ($27) (31%)
Automobile 36 31 20 ($11) (35%) ($16) (44%)
Credit card 45 44 42 ($2) (5%) ($3) (7%)
Other consumer 3 4 1 ($3) (75%) ($2) (67%)
Consumer $284 $240 $209 ($31) (13%) ($75) (26%)
Total net charge-offs $626 $582 $434 ($148) (25%) ($192) (31%)
$626
$756
$708
$582
Net charge-offs ($M)
Significant decline in charge-offs across both portfolios
$434
$ %
Commercial $225 52%
Consumer 209 48%
Total  $434 100%

© Fifth Third Bank | All Rights Reserved

Down 8%
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
628
2,211
660
2,560
704
2,540
715
2,414
695
2,274
2Q09
3Q09
4Q09
1Q10
2Q10
Commercial
Consumer

16%
19%
17%
17%
0%
1%
10%
13%
7%

29%
18%
17%
6%
5%
11%
2%
3%
9%

11%
16%
48%
3%
7%
2%
8%
4%
1%

9%
8%
19%
1%
2%
5%
12%
36%
8%

© Fifth Third Bank | All Rights Reserved
Nonperforming assets*
• NPAs, excluding held-for-sale, of $3.0B
– HFS portion represents additional $167M
• Commercial NPAs of $2.3B; down 6% from
the previous quarter
– Homebuilder/developer NPAs of $431M;
represent 19% of total NPAs
• Consumer NPAs of $695M; down 3% from the
previous quarter
C&I / Lease
$837M, 28%
CRE
$1.4B, 48%
Residential
$614M, 21%
Other Consumer
$81M, 3%
ILLINOIS INDIANA
FLORIDA TENNESSEE KENTUCKY OHIO MICHIGAN NORTH
CAROLINA
OTHER /
NATIONAL
* NPAs exclude loans held-for-sale.
Non-performing assets ($M)
$2,840
$3,220
$3,244
$3,129
Non-performing assets continue to improve
$2,969

FIFTH THIRD BANK

50%
40%
30%
20%
10%
0%
3
4
5
6
7
8
9
10
11
12

80
345
179
350
403
< 6 months
6-12 months
12-18 months
18-24 months
24+ months

70%
60%
50%
40%
30%
20%
10%
0%
3 months
6 months
9 months
12 months

© Fifth Third Bank | All Rights Reserved
Troubled debt restructurings (TDR) overview
Successive improvement in vintage performance during 2008
and 2009, even as volume of modification increased
Fifth Third’s mortgage portfolio TDRs have redefaulted at a
lower rate than other bank held portfolio modifications
— Fifth Third’s TDRs are about a third less likely to
redefault than modifications on GSE mortgages
Of $1.8B in consumer TDRs, over $1.6B were on accrual
status and $246M were nonaccruals
— $1.0 billion of TDRs are current and have been on the
books 6 or more months; within that, $600 million of
TDRs are current and have been on the books for more
than a year
As current TDRs season, their default propensity declines
significantly
— We do not typically see significant defaults on current
loans once a vintage approaches 12 months since
modification
TDR performance has improved in newer vintages
Outperforming redefault benchmarks
Source:  Fifth Third and OCC/OTS data; data through 4Q09; industry data cumulative through 4Q09
Mortgage TDR 60+ redefault trend by vintage
1Q08      $69M
2Q08    $135M
3Q08    $146M
4Q08    $176M
1Q09    $221M
2Q09    $257M
Months since modification
Mortgage TDR 60+ redefault rate: Fifth Third comparison
(through December 2009)
Fannie Mae
Industry
portfolio loans
Fifth Third
Volume by
vintage
Freddie Mac
3Q09    $386M
Current consumer TDRs ($Ms)
4Q09    $153M
$1.0
billion
2008
2009

Fifth Third Bank

3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10

Down 14%
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
477
517
555
561
550
2,110
2,430
2,392
2,172
1,980
2Q09
3Q09
4Q09
1Q10
2Q10
Commercial
Consumer

Down 49%
$1,000
$800
$600
$400
$200
$0
$669
$992
$754
$542
$510
$544
$832
$602
$405
$310
$125
$160
$152
$137
$200
2Q09
3Q09
4Q09
1Q10
2Q10
Total
Commercial
Consumer

© Fifth Third Bank | All Rights Reserved
Non-performing loans
Non-performing loans ($M)
$2.6B
$2.9B
$2.9B
$2.7B
Non-performing loans improving with lower
severity mix
$2.5B
Fifth Third’s non-performing loan inflows (relative to loans) were higher than peers throughout 2008. Over the past four quarters, FITB inflows have been lower than peers and generally in the top quartile.
FITB NPL inflows (relative to loans) vs. Peers
FITB
Peers include: MI, RF, KEY, STI, JPM, C, BBT, WFC, USB, BAC, HBAN, CMA, PNC, and MTB
New non-performing loan flows ($M)
NPL flows have declined significantly

2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10
FITB
Peer Average

1.6%
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10
FITB
Peer Average

4.5%
3.5%
2.5%
1.5%
0.5%
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10
FITB
Peer Average

(7.5%) (HFS transfer)
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10
FITB
Peer Average

© Fifth Third Bank | All Rights Reserved
Early stage delinquencies
Source: SNL and company reports. NPA and NCO ratios exclude loans held-for-sale and covered assets for peers where appropriate.
* 4Q08 net charge-offs included $800M in NCOs related to commercial losses moved to held-for-sale
FITB credit metrics were higher than peers but are now generally better than peers
NPA ratio vs. peers Net charge-off ratio vs. peers*
Loans 90+ days delinquent % vs. peers Loans 30-89 days delinquent % vs. peers

FIFTH THIRD BANK

$1,200
$1,000
$800
$600
$400
$200
$0
($200)
5%
4%
3%
2%
1%
0%
-1%
-2%
4.28%
4.69%
4.88%
4.91%
4.85%
$415
$196
$68
$8
$626
$756
$708
$582
$434
($109)
2Q09
3Q09
4Q09
1Q10
2Q10
Net Charge-offs
Additional Provision
Reserves

146%
90%
Reserves / NPLs
124%
78%
Reserves / NPAs
212%
141%
Reserves / Annualized NCOs

© Fifth Third Bank | All Rights Reserved
Strong reserve position
Source: SNL and company reports. NPAs/NPLs exclude held-for-sale portion for all banks and covered assets for BBT, USB, and ZION.
2Q10 coverage ratios are strong
relative to peers (1Q10)
Industry leading reserve level
Fifth Third
(2Q10)
Peer Average
(1Q10)

© Fifth Third Bank | All Rights Reserved
Updated credit loss expectations vs. SCAP scenarios
$4.1B
$5.0B
$2.8B
Moody’s Recession
Case** Assumptions
(May 2010)
Moody’s Base
Case** Assumptions
(May 2010)
Realized credit losses have been significantly below SCAP submissions; expected to continue
SCAP Baseline Scenario
(Submitted; Mar 2009)
SCAP Adverse Scenario*
(Supervisory; Mar 2009)
* Red SCAP line represents more adverse scenario as adjusted by supervisors for additional assumed two-year losses. Supervisory estimates of total two-year losses under more adverse scenario were not allocated by period. Estimate allocates total two-year supervisory losses using the allocation under Fifth Third’s submission.
Actual
$2.6B
Actual
$2.7B
Fifth Third
capitalized for this
level of credit losses
under SCAP (plus
surplus raised vs.
buffer)
Fifth Third’s realized credit losses
have been significantly below its
SCAP submitted baseline and
more adverse scenarios
– In SCAP submissions, we
incorporated significant
conservatism, given then
prevailing negative economic
and industry trends and
extreme uncertainty in
potential loss outcomes
– Economic and credit market
conditions are much
improved versus those
expected in spring 2009
Base and stress scenarios reflect
Moody’s Base Case and Moody’s
Weaker Recovery/ Mild Second
Recession Case (as of May
2010)**
Our current expectation is for
2010 losses to be lower than 2009
$2.9B
$1,500
$1,750
$2,000
$2,250
$2,500
$2,750
$3,000
$3,250
$3,500
$3,750
$4,000
$4,250
$4,500
$4,750
$5,000
$5,250
$5,500
2008 2009 2010
** Source for macroeconomic assumptions: Moody’s Economy.com as of May 2010. FITB results updated to reflect 2Q10 actual results.

19 © Fifth Third Bank | All Rights Reserved Appendix

© Fifth Third Bank | All Rights Reserved
Balance Sheet:
Average loans & leases (incl. HFS)
Average core deposits
Income Statement:
Net interest income*
Net interest margin*
Noninterest income
Noninterest expense
Pre-provision net revenue
Asset Quality:
Net charge-offs
Loan loss allowance
Nonperforming assets^
Capital Ratios:
Tier I common equity
Tier I leverage
Tier I capital
Total risk-based capital
Category
Fifth Third: Third quarter 2010 outlook
3Q10 Outlook
$78.8 billion
$76.8 billion
$887 million
3.57%
$620 million
$935 million
$567 million
$434 million
$3.7 billion (4.85%)
$3.0 billion (3.87%)
7.2%
12.2%
13.8%
18.1%
Flat to down modestly
Lower than 2Q
Up $10-$20M
3.70% +/-
Down $20-$25M
Relatively stable
Down slightly, ~$560M range
~$450 million, +/- $10-$15M
Likely down
Relatively stable
Organic growth
Please see cautionary statement for risk factors related to forward-looking statements.
* Presented on a fully-taxable equivalent basis.
^ Ratios as a percent of loans excluding held-for-sale; allowance expectation assumes current expectation for credit and economic trends and is subject to review at quarter-end.
2Q10 Actual Results
Outlook as of July 22, 1010

Fifth Third Bank

$700
$600
$500
$400
$300
$200
$100
$0
2Q09
3Q09
4Q09
1Q10
2Q10
57
8
564
111
45
535
73
30
562
91
1
569
55
14
551
Noninterest Expense Credit Items
Fee Income Credit Items
Core

© Fifth Third Bank | All Rights Reserved
Pre-tax pre-provision earnings
Core PPNR trend
* Pre-provision net revenue (PPNR): net interest income plus noninterest income minus noninterest expense
• Reported PPNR of $567M consistent with strong 1Q10 levels, reflecting fee income results and lower expenses, partially offset by lower net interest income
• Core PPNR of $551M, due to negative adjustments totaling $16M, resulting in sequential and year-over-year declines of 3% and 2%, respectively
• Excluding the impact of credit-related adjustments ($69M in 2Q10), PPNR down 6% versus
1Q10; down 2% versus 2Q09
Core PPNR reconciliation
2Q09 3Q09 4Q09 1Q10 2Q10
Reported PPNR* $2,393 $844 $562 $568 $567
Adjustments:
Gain on sale of Visa shares - (244) - - -
BOLI charge - - - - (1)
Gain from sale of processing interest (1,764) 6 - - -
Divested merchant and EFT revenue (169) - - - -
Class B Visa swap fair value adjustment - - - 9 -
Securities gains/losses (5) (8) (2) (14) (8)
Visa litigation reserve expense - (73) - - -
Other litigation reserve expense - - 22 4 3
FTPS warrants + puts - - (20) 2 (10)
Seasonal pension expense - 10 - - -
FDIC special assessment 55 - - - -
Divested merchant and EFT expense
(estimated) 54 - - - -
Core PPNR $564 $535 $562 $569 $551
Credit Related Items:
Fee income credit items 8 45 30 1 14
Noninterest expense credit items 57 111 73 91 55
Credit adjusted PPNR $630 $690 $665 $661 $620
Core PPNR (2%); Credit adjusted PPNR (2%)

© Fifth Third Bank | All Rights Reserved
Updated stress testing - process overview
Similar process to that used in our previous stress test applications; updated for actual performance and current economic expectations
Moody’s “Base” and “Weaker Recovery/Mild Second Recession” scenarios key economic assumptions
Commercial
— 33 geographic/industry sectors analyzed and regressed against economic and performance drivers
— Migration trends from criticized to nonaccrual and charge-off evaluated by region and industry
Consumer
— Portfolios subdivided into appropriate categories (i.e. liquidating vs. non-liquidating home equity)
— Results derived using combination of regression models, loss curves and roll rates, and applied economic factors
–
Mortgage and home equity key correlation: HPI
–
Credit card key correlation: unemployment
–
Other consumer key correlations: unemployment and GDP
Base
Weaker Recovery /
Mild Second Recession
Economic Assumptions* 2010 2010
Peak Unemployment 10.0% 10.5%
GDP 2.5% 0.4%
Avg. change in quarterly HPI (0.8%) (1.7%)
* Moody’s Economy.com; as of May 2010

3,500
3,000
2,500
2,000
1,500
1,000
500
0
2Q09
3Q09
4Q09
1Q10
2Q10
C&I/Lease
Auto/Other
CRE
Res RE

1,000
800
600
400
200
0
2Q09
3Q09
4Q09
1Q10
2Q10
C&I/Lease
Auto/Other
CRE
Res RE

Non-performing assets and net charge-offs: Product view* Total NPAs Total NCOs * NPAs exclude loans held-for-sale. 23 © Fifth Third Bank | All Rights Reserved

3,500
3,000
2,500
2,000
1,500
1,000
500
-
2Q09
3Q09
4Q09
1Q10
2Q10
Other SE
National
Other MW
Michigan
Florida

1,000
800
600
400
200
-
2Q09
3Q09
4Q09
1Q10
2Q10
Other SE
National
Other MW
Michigan
Florida

Total NPAs Total NCOs Non-performing assets and net charge-offs: Geographic view* * NPAs exclude loans held-for-sale. 24 © Fifth Third Bank | All Rights Reserved

FIFTH THIRD BANK

FL
6%
MI
15%
Other / National
29%
OH
20%
NC
2%
TN
3%
KY
5%
IL
14%
IN
6%

Auto Manufacturing
1%
Accomodation
2%
Construction
5%
Other
35%
Finance & Insurance
16%
Manufacturing
21%
Wholesale Trade
8%
Auto Retailers
3%
Retail Trade
3%
Real Estate
7%

© Fifth Third Bank | All Rights Reserved
($ in millions) 2Q09 3Q09 4Q09 1Q10 2Q10
Balance $28,409 $26,175 $25,683 $26,131 $26,008
90+ days delinquent $142 $256 $118 $63 $49
as % of loans 0.50% 0.98% 0.46% 0.24% 0.19%
NPAs $634 $790 $781 $788 $792
as % of loans 2.23% 3.02% 3.04% 3.02% 3.05%
Net charge-offs $177 $256 $183 $162 $104
as % of loans 2.53% 3.70% 2.81% 2.49% 1.59%
C&I
Commercial & industrial*
Loans by geography Credit trends
Loans by industry Comments
• Commercial & industrial loans represented 34% of total loans and 24% of net charge-offs
• 36% of 2Q10 losses on loans to companies in real estate
related industries
– Loans to real estate related industries of $3.1B; 2Q10
NCO ratio of 4.9%
– 2Q10 C&I loss rate of 1.6%, excluding loans to real
estate related industries, 1.0%
• FL represented 14% of 1Q10 losses, 6% of loans; MI
represented 35% of losses, 15% of loans
* NPAs exclude loans held-for-sale.

FL
14%
MI
26%
Other /
National
5%
NC
6%
TN
2%
KY
4%
IL
10%
IN
6%
OH
27%

Auto
Manufacturing
0%
Accomodation
4%
Other
21%
Construction
9%
Finance &
Insurance
1%
Manufacturing
5%
Wholesale
Trade
2%
Auto Retailers
3%
Retail Trade
4%
Real Estate
51%

© Fifth Third Bank | All Rights Reserved
Commercial mortgage*
Credit trends
Comments
• Commercial mortgage loans represented 15% of total loans
and 18% of net charge-offs
• Owner occupied 2Q10 NCO ratio of 1.6%, other non-owner
occupied 2Q10 NCO ratio of 3.6%
• In 4Q08 reduced problem assets in most stressed markets (FL and MI) through portfolio actions
• Loans from FL/MI represented 40% of portfolio loans, 63% of portfolio losses in 2Q10
* NPAs exclude loans held-for-sale.
($ in millions) 2Q09 3Q09 4Q09 1Q10 2Q10
Balance $12,407 $12,105 $11,803 $11,744 $11,481
90+ days delinquent $131 $184 $59 $44 $53
as % of loans 1.06% 1.52% 0.50% 0.38% 0.46%
NPAs $791 $968 $985 $1,002 $956
as % of loans 6.37% 8.00% 8.34% 8.53% 8.33%
Net charge-offs $85 $118 $142 $99 $78
as % of loans 2.73% 3.82% 4.69% 3.42% 2.68%
Commercial mortgage
Loans by geography
Loans by industry

FIFTH THIRD BANK

MI
11%
OH
33%
IN
7%
IL
11%
KY
3%
TN
3%
NC
6%
Other / National
9%
FL
17%

Accomodation
1%
Other
12%
Wholesale Trade
1%
Auto Retailers
0%
Retail Trade
1%
Construction
32%
Finance & insurance
0%
Manufacturing
1%
Real estate
52%

© Fifth Third Bank | All Rights Reserved
Commercial construction*
Credit trends
Comments
• Commercial construction loans represented 4% of total loans and 10% of net charge-offs
• In 4Q08 reduced problem assets in most stressed markets (FL and MI) through portfolio actions
• Loans from FL/MI represented 28% of portfolio loans, 34% of portfolio losses in 2Q10
* NPAs exclude loans held-for-sale.
($ in millions) 2Q09 3Q09 4Q09 1Q10 2Q10
Balance $4,491 $4,147 $3,784 $3,277 $2,965
90+ days delinquent $60 $168 $16 $9 $37
as % of loans 1.34% 4.04% 0.44% 0.28% 1.24%
NPAs $735 $751 $707 $569 $482
as % of loans 16.36% 18.11% 18.68% 17.36% 16.26%
Net charge-offs $79 $126 $135 $78 $43
as % of loans 6.76% 11.56% 13.28% 8.57% 5.46%
Commercial construction
Loans by industry
Loans by geography

FL
21%
MI
16%
Other / National
3%
NC
12%
OH
30%
TN
4%
KY
3%
IL
5%
IN
6%

C&I
18%
Commercial construction
36%
Commercial mortgage
46%

Homebuilders/developers*
Loans by geography Credit trends
Loans by industry Comments
• Originations of builder/developer loans suspended in 2007
• Remaining portfolio balance of $1.2B, down 63% from peak of
$3.3B in 2Q08, represents approximately 2% of total loans and
3% of commercial loans
• $48M of NCOs, down $33M sequentially (51% commercial
mortgage, 45% commercial construction, 4% C&I)
• $431 of NPAs, down $90M sequentially (49% commercial
mortgage, 46% commercial construction, 5% C&I)
* NPAs exclude loans held-for-sale.
($ in millions) 2Q09 3Q09 4Q09 1Q10 2Q10
Balance $2,102 $1,846 $1,563 $1,324 $1,207
90+ days delinquent $53 $79 $19 $6 $12
as % of loans 2.51% 4.29% 1.19% 0.43% 1.03%
NPAs $613 $600 $548 $520 $431
as % of loans 29.14% 32.51% 35.09% 39.28% 35.68%
Net charge-offs $76 $108 $110 $81 $48
as % of loans 14.06% 21.92% 26.25% 22.89% 15.01%
Homebuilders/developers

© Fifth Third Bank | All Rights Reserved

MI
14%
OH
23%
IN
6%
IL
9%
KY
4%
TN
2%
NC
6%
Other /
National
9%
FL
27%

© Fifth Third Bank | All Rights Reserved
Residential mortgage
1   liens: 100% ; weighted average LTV: 79%
Weighted average origination FICO: 726
Origination FICO distribution:  <660 11%; 660-689 8%; 690-719
12%; 720-749 14%; 750+ 31%; Other ^ 24%
(note: loans <660 includes CRA loans and FHA/VA loans)
Origination LTV distribution: <=70 26%; 70.1-80 41%; 80.1-90
11%; 90.1-95 6%; >95% 16%
Vintage distribution: 2010 4%; 2009 6%; 2008 13%; 2007 15%;
2006 15%; 2005 24%; 2004 and prior 23%
% through broker: 14%; performance similar to direct
Loans by geography Credit trends
Portfolio details Comments
Residential mortgage loans represented 10% of total loans
and 20% of net charge-offs
FL portfolio 27% of residential mortgage loans driving
61% of portfolio losses
FL lots ($234M) running at 33% annualized loss rate (YTD)
Mortgage company originations targeting 95% salability
^ Includes acquired loans where FICO at origination is not available
During 1Q09 the Bancorp modified its nonaccrual policy to exclude TDR loans less than 90 days past due because they were performing in accordance with restructured terms. For comparability purposes, prior periods were adjusted to reflect this reclassification.
($ in millions) 2Q09 3Q09 4Q09 1Q10 2Q10
Balance $8,489 $8,229 $8,035 $7,918 $7,707
90+ days delinquent $242 $198 $189 $157 $107
as % of loans 2.85% 2.41% 2.35% 1.98% 1.38%
NPAs $475 $484 $523 $521 $549
as % of loans 5.59% 5.89% 6.51% 6.57% 7.12%
Net charge-offs $112 $92 $78 $88 $85
as % of loans 5.17% 4.38% 3.82% 4.46% 4.35%
Residential mortgage
st

FIFTH THIRD BANK

FL
3%
MI
21%
Other
20%
NC
1%
TN
2%
KY
7%
IL
11%
IN
11%
OH
24%

FL
9%
Other
1%
MI
21%
NC
5%
TN
2%
KY
8%
IL
13%
IN
9%
OH
32%

Home equity
1 liens: 29%; 2 liens: 71%
Weighted average origination FICO: 748
Origination FICO distribution: <660 4%; 660-689 8%; 690-719 13%; 720-749
17%; 750+ 49%; Other 10%
Average CLTV: 75% Origination CLTV distribution: <=70 38%; 70.1-80 22%;
80.1-90 18%; 90.1-95 7%; >95 15%
Vintage distribution: 2010 2%; 2009 5%; 2008 11%; 2007 12%; 2006 16%;
2005 15%; 2004 and prior 40%
% through broker channels: 15% WA FICO: 734 brokered, 751 direct; WA
CLTV: 88% brokered; 72% direct
Portfolio details Comments
Brokered loans by geography Direct loans by geography
Credit trends
Home equity loans represented 16% of total loans and 14% of net charge-offs
Approximately 15% of portfolio in broker product driving
approximately 40% total loss
Approximately one third of Fifth Third 2 liens are behind Fifth Third
1  liens
Sequential improvement generally due to lower losses in FL and OH
2005/2006 vintages represent 30% of portfolio; account for 57% of losses
Aggressive home equity line management strategies in place
Note: Brokered and direct home equity net charge-off ratios are calculated based on end of period loan balances
^ Includes acquired loans where FICO at origination is not available
($ in millions) 2Q09 3Q09 4Q09 1Q10 2Q10
Balance $2,125 $2,028 $1,948 $1,906 $1,838
90+ days delinquent $34 $38 $33 $29 $29
as % of loans 1.58% 1.87% 1.72% 1.53% 1.57%
Net charge-offs $39 $30 $34 $30 $24
as % of loans 7.41% 5.96% 7.02% 6.45% 5.29%
Home equity - brokered
($ in millions) 2Q09 3Q09 4Q09 1Q10 2Q10
Balance $10,386 $10,349 $10,226 $10,280 $10,149
90+ days delinquent $63 $66 $65 $60 $61
as % of loans 0.61% 0.64% 0.64% 0.58% 0.60%
Net charge-offs $49 $49 $48 $43 $37
as % of loans 1.91% 1.89% 1.85% 1.68% 1.45%
Home equity - direct
st

© Fifth Third Bank | All Rights Reserved
st nd
nd

FIFTH THIRD BANK

7%
1%
0%
22%
13%
21%
29%
0%
7%

1%
1%
15%
34%
34%
15%

2%
4%
0%
14%
8%
12%
12%
0%
48%

© Fifth Third Bank | All Rights Reserved
Florida market*
Deterioration in real estate values having effect on credit trends as evidenced by increasing NPA/NCOs in real estate related products
Homebuilders, developers tied to
weakening real estate market
Losses due to significant declines in
valuations
Valuations; relatively small home
equity portfolio
COML
MORTGAGE
C&I RESI
MORTGAGE
OTHER
CONS
COML
CONST
COML
LEASE
HOME
EQUITY
AUTO CREDIT
CARD
Total Loans NPAs
NCOs
* NPAs exclude loans held-for-sale.
Loans ($B)
% of
FITB NPAs ($M)
% of
FITB
NCOs
($M)
% of
FITB
Commercial loans 1.6            6% 132                      17% 15          14%
Commercial mortgage 1.5            13% 290                      30% 13          16%
Commercial construction 0.5            17% 131                      27% 12          29%
Commercial lease 0.0            1% 2                          5% -         0%
Commercial 3.7            8% 556                      24% 40          18%
Mortgage 2.1            27% 291                      53% 51          61%
Home equity 0.9            8% 6                          9% 8            13%
Auto 0.5            5% 2                          10% 2            10%
Credit card 0.1            5% 5                          8% 5            11%
Other consumer 0.0            2% 0                          9% 0            9%
Consumer 3.7            11% 304                      44% 66          32%
Total 7.3            10% 860                      29% 106        24%
Florida

FIFTH THIRD BANK

31%
24%
3%
2%
9%
20%
8%
2%
1%

31%
40%
10%
2%
10%
3%
1%
3%
0%

33%
33%
2%
0%
8%
15%
2%
7%
0%

© Fifth Third Bank | All Rights Reserved
Michigan market*
Deterioration in home price values coupled with weak economy impacting credit trends due to frequency of defaults and severity
Homebuilders, developers tied to
weak real estate market
Negative impact from housing
valuations, economy,
unemployment
Economic weakness impacts
commercial real estate market
COML
MORTGAGE
C&I RESI
MORTGAGE
OTHER
CONS
COML
CONST
COML
LEASE
HOME
EQUITY
AUTO CREDIT
CARD
Total Loans NPAs NCOs
* NPAs exclude loans held-for-sale.
Loans ($B)
% of
FITB NPAs ($M)
% of
FITB
NCOs
($M)
% of
FITB
Commercial loans 3.9            15% 155                      20% 36          35%
Commercial mortgage 3.0            26% 200                      21% 36          46%
Commercial construction 0.3            11% 50                        10% 2            5%
Commercial lease 0.2            6% 7                          16% -         0%
Commercial 7.4            17% 412                      18% 74          33%
Mortgage 1.1            14% 50                        9% 9            11%
Home equity 2.5            21% 17                        26% 17          27%
Auto 1.0            9% 3                          16% 2            11%
Credit card 0.3            15% 13                        20% 8            19%
Other consumer 0.1            10% 0                          13% 0            33%
Consumer 4.9            15% 82                        12% 36          17%
Total 12.3          16% 494                      17% 111        26%
Michigan